EXHIBIT 10(a)

CONTRACT NO.	016774
AMENDMENT NO.	00004
284G

AMENDMENT TO TRANSPORTATION AGREEMENT

Parties:	PANHANDLE EASTERN PIPE LINE COMPANY and
PEOPLES GAS LIGHT AND COKE COMPANY (THE)

The above parties, by their execution of the Exhibit A referenced below, hereby agree to amend their Transportation Agreement dated 04/01/2000 designated as Contract Number 016774 as follows:

1. Exhibit A is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

2. This Amendment shall be effective from the Effective Date as set out on Exhibit A.

3. Except as provided herein, all other terms and conditions of this Agreement will remain in full force and effect.

AMENDMENT NO.	00004

SUPERSEDING
EXHIBIT A

Transportation Agreement
between
PANHANDLE EASTERN PIPE LINE COMPANY
For
Firm Service
Under Rate Schedule EFT

and

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

Contract No. 016774

Effective Date	April 1, 2003
Supersedes Exhibit A dated	October 4, 2002
Maximum Daily Contract Quantity (Dt./Day)	15,000

PANHANDLE EASTERN PIPE LINE COMPANY

By	/s/ Robert O. Bond
Title	Vice President
Executed	4-1-03

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

By	/s/ William E. Morrow
William E. Morrow
(Please type or print name)
Title	Executive Vice President
Executed	March 27, 2003

EXHIBIT A

Transportation Agreement
Between
PANHANDLE EASTERN PIPE LINE COMPANY
For
Firm Service
Under Rate Schedule EFT

and

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

Contract No. 016774

Maximum Daily Contract Quantities (Dt./Day):

Effective from	04/01/2003	through	04/30/2004	15,000 Dt./Day

Contract-No: 016774

EXHIBIT A

Transportation Agreement
For
Firm Service
Under Rate Schedule EFT

Primary Firm Point(s) of Delivery

Function-
		Meter	alization/
No.	Delivered To	No.	Mileage	County	State	Quantity

Effective from: 04/01/2003 Through: 04/30/2004
1	PEOPLES GAS LIGHT AND COK	66626*	T/FIELD	RENO	KS	15,000

*	Amended point(s) for this amendment

Description of Facilities

				Atmos.
	Existing/	Operated and		Pres.
No.	Proposed	Installed by	Maintained by	(Psia)

Effective from: 04/01/2003 Through: 04/30/2004
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	0

CONTRACT NO.	016774
AMENDMENT NO.	00004
284G

AMENDMENT TO TRANSPORTATION AGREEMENT

Parties:	PANHANDLE EASTERN PIPE LINE COMPANY and
PEOPLES GAS LIGHT AND COKE COMPANY (THE)

The above parties, by their execution of the Exhibit A referenced below, hereby agree to amend their Transportation Agreement dated 04/01/2000 designated as Contract Number 016774 as follows:

1. Exhibit A is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

2. This Amendment shall be effective from the Effective Date as set out on Exhibit A.

3. Except as provided herein, all other terms and conditions of this Agreement will remain in full force and effect.

AMENDMENT NO.	00004

SUPERSEDING
EXHIBIT A

Transportation Agreement
between
PANHANDLE EASTERN PIPE LINE COMPANY
For
Firm Service
Under Rate Schedule EFT

and

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

Contract No. 016774

Effective Date	April 1, 2003
Supersedes Exhibit A dated	October 4, 2002
Maximum Daily Contract Quantity (Dt./Day)	15,000

PANHANDLE EASTERN PIPE LINE COMPANY

By	/s/ Robert O. Bond
Title	Vice President
Executed	4-1-03

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

By	/s/ William E. Morrow
William E. Morrow
(Please type or print name)
Title	Executive Vice President
Executed	March 27, 2003

EXHIBIT A

Transportation Agreement
Between
PANHANDLE EASTERN PIPE LINE COMPANY
For
Firm Service
Under Rate Schedule EFT

and

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

Contract No. 016774

Maximum Daily Contract Quantities (Dt./Day):

Effective from	04/01/2003	through	04/30/2004	15,000 Dt./Day

Contract-No: 016774

EXHIBIT A

Transportation Agreement
For
Firm Service
Under Rate Schedule EFT

 Primary Firm Point(s) of Delivery

Function-
		Meter	alization/
No.	Delivered To	No.	Mileage	County	State	Quantity

Effective from: 04/01/2003 Through: 04/30/2004
1	PEOPLES GAS LIGHT AND COK	66626*	T/FIELD	RENO	KS	15,000

*	Amended point(s) for this amendment

Description of Facilities

				Atmos.
	Existing/	Operated and		Pres.
No.	Proposed	Installed by	Maintained by	(Psia)

Effective from: 04/01/2003 Through: 04/30/2004
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	0

Contract-No: 016774

EXHIBIT A

Transportation Agreement
For
Firm Service
Under Rate Schedule EFT

Primary Firm Point(s) of Receipt

Function-
		Meter	alization/
No.	Received From	No.	Mileage	County	State	Quantity

Effective from: 04/01/2003 Through: 04/30/2004
1	TRANSOK - BECKHAM - WIT	40466*	T/FIELD	BECKHA	OK	15,000

*	Amended point(s) for this amendment

Description of Facilities

				Atmos.
	Existing/	Operated and		Pres.
No.	Proposed	Installed by	Maintained by	(Psia)

Effective from: 04/01/2003 Through: 04/30/2004
	EXISTING	------	PANHANDLE EASTERN PIPE LINE	14